UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 6, 2009
Eli Lilly and Company

(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-0470950

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center, Indianapolis, Indiana	46285

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 317-276-2000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-1.1
EX-4.2
EX-5.1
EX-5.2

Item 8.01 Other Events.
On March 3, 2009, Eli Lilly and Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, for the issuance and sale by the Company of $1,000,000,000 aggregate principal amount of its 3.550% Notes due 2012 (the “2012 Notes”), $1,000,000,000 aggregate principal amount of its 4.200% Notes due 2014 (the “2014 Notes”) and $400,000,000 aggregate principal amount of its 5.950% Notes due 2037 (the “2037 Notes” and, collectively with the 2012 Notes and the 2014 Notes, the “Notes”). The Notes are to be issued pursuant to an Indenture (the “Indenture”), dated February 1, 1991, between the Company and Deutsche Bank Trust Company Americas, as successor to Citibank, N.A., as Trustee.
The 2012 Notes accrue interest at a rate of 3.550% per annum, payable semiannually, and mature on March 6, 2012. The 2014 Notes accrue interest at a rate of 4.200% per annum, payable semiannually, and mature on March 6, 2014. The 2037 Notes accrue interest at a rate of 5.950% per annum, payable semiannually, and mature on November 15, 2037.
Upon occurrence of an Event of Default (as defined in the Indenture) with respect to a series of Notes, the principal amount of the Notes of that series may be declared and become due and payable immediately.
The Company may, at its election, redeem the Notes, in whole or in part, from time to time at the redemption prices set forth in the Notes.
The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement.

4.1*	Indenture, dated February 1, 1991, between the Company and Deutsche Bank Trust Company Americas, as successor to Citibank, N.A., as Trustee.

4.2	Officer’s Certificate, dated March 6, 2009, establishing the terms and form of the Notes.

4.3	Form of 3.550% Note due 2012 (included in Exhibit 4.2 above).

4.4	Form of 4.200% Note due 2014 (included in Exhibit 4.2 above).

4.5	Form of 5.950% Note due 2037 (included in Exhibit 4.2 above).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Bronwen Mantlo, Esq.

23.2	Consent of Sidley Austin LLP. (included as part of Exhibit 5.1)

23.3	Consent of Bronwen Mantlo, Esq. (included as part of Exhibit 5.2)

*	Incorporated by reference to the same-numbered exhibit of the Company’s Registration Statement on Form S-3 (File No. 333-141075), filed with the SEC on March 5, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eli Lilly and Company
Date: March 6, 2009	By:	/s/ Derica W. Rice
		Name:	Derica W. Rice
		Title:	Senior Vice President and Chief Financial Officer

3